UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities and Exchange Act of 1934
Date of Report (Dated of earliest event reported): May 7, 2026

HERITAGE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 000-29480

Washington			91-1857900
(State or other jurisdiction of incorporation or organization)			(I.R.S. Employer Identification No.)

201 Fifth Avenue SW,	Olympia	WA	98501
(Address of principal executive offices)			(Zip Code)
(360) 943-1500
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12 (b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, no par value	HFWA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

(a)The annual meeting of shareholders (the “Annual Meeting”) of Heritage was held on May 7, 2026.
(b)There were a total of 41,131,100 shares of Heritage’s common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 35,533,585 shares of common stock were represented in person or by proxy, therefore a quorum was present. The following proposals were submitted by the Board to a vote of shareholders:

Proposal 1. Election of Directors. The following individuals were elected as directors for one-year terms:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Scott T. Allan	33,115,522	9,499	13,145	2,395,419
Brian S. Charneski	32,693,760	433,215	11,191	2,395,419
Trevor D. Dryer	33,078,349	46,641	13,176	2,395,419
Kimberly T. Ellwanger	32,821,767	305,405	10,994	2,395,419
Gail B. Giacobbe	33,082,696	38,606	16,864	2,395,419
Jeffrey S. Lyon	32,815,054	311,890	11,222	2,395,419
Bryan D. McDonald	32,941,835	186,253	10,078	2,395,419
Frederick B. Rivera	32,868,747	258,228	11,191	2,395,419
Karen R. Saunders	33,095,057	32,084	11,025	2,395,419
Brian L. Vance	32,696,144	431,944	10,078	2,395,419
Ann Watson	32,874,955	253,112	10,099	2,395,419
Based on the votes set forth above, the above-named directors were duly elected to serve as directors of Heritage for a one-year term expiring at the annual meeting of shareholders in 2027 and until their respective successors have been duly elected and qualified.

Proposal 2. Advisory (non-binding) approval of the compensation paid to Heritage’s named executive officers. This proposal received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
32,397,946	645,154	95,066	2,395,419
Based on the votes set forth above, the compensation paid to the named executive officers was approved by shareholders. Heritage presents annually an advisory vote on the compensation paid to Heritage’s named executive officers.

Proposal 3. Ratification of the appointment of Crowe LLP as Heritage’s independent registered public accounting firm for the year ending December 31, 2026. This proposal received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
35,455,405	66,701	11,479	—

Based on the votes set forth above, the appointment of Crowe LLP as Heritage’s independent registered public accounting firm for the year ending December 31, 2026 was duly ratified by the shareholders.

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE FINANCIAL CORPORATION

Date:
May 8, 2026	/s/ Bryan D. McDonald
Bryan D. McDonald
President and Chief Executive Officer